UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2021

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% Notes due 2025	SCCC	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.	Submission of Matters to Vote of Security Holders.

On October 13, 2021, Sachem Capital Corp. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders:

•	Elected four incumbent directors to serve until the Company’s next annual meeting of shareholders or until their respective successors have been duly elected and qualified (“Election of Directors”);
•	Approved, on an advisory basis, the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the 2021 fiscal year (“Advisory approval of Auditors”); and
•	Approved the non-binding advisory resolution relating to executive compensation (“Advisory approval of Executive Compensation”).

The specific votes were as follows:

1.	The Election of Directors:

	VOTES
	For	WITHHELD	BROKER NON-VOTE

John L. Villano	10,656,117	237,955	9,214,964

Leslie Bernhard	10,623,895	270,177	9,214,964

Arthur Goldberg	10,632,650	261,422	9,214,964

Brian Prinz	10,597,711	296,361	9,214,964

2.	Advisory approval of Auditors:

	VOTES
FOR	AGAINST	ABSTAIN
19,835,071	117,330	156,635

3.	Advisory approval of Executive Compensation:

	VOTES*
FOR	AGAINST	ABSTAIN
9,481,251	1,041,332	371,489

*There were 9,214,964 broker non-votes on this matter.

In addition, the vote to approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized capital shares of the Company, was adjourned to November 3, 2021 to give the Company additional time to solicit votes in favor of the proposal. The Annual Meeting will reconvene virtually via the internet at https://meetnow.global/MUUP4LY with respect to this proposal on Wednesday, November 3, 2021 at 10:00 a.m., Eastern Daylight Saving Time. On October 13, 2021, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the adjournment of the vote on this proposal.

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Item 7.01.	Regulation FD Disclosure.

Attached hereto as Exhibit 99.2, is a copy of management’s presentation, including a power point presentation and the accompanying script, used at the Annual Meeting.

The information furnished pursuant to this Item 7.01 including Exhibit 99.2 shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information or exhibits contain material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 8.01.	Other Events.

On October 14, 2021, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.3, announcing that its board of directors authorized and declared a quarterly dividend of $0.12 per share to be paid on October 29, 2021 to shareholders of record as of October 25, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 13, 2021.

99.2	Management’s Presentation.

99.3	Press Release, dated October 14, 2021.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: October 14, 2021	By:	/s/ John L. Villano
John L. Villano, CPA
Chief Executive Officer and
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 13, 2021.

99.2	Management’s Presentation.

99.3	Press Release, dated October 14, 2021.

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